UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 4, 2015

PRIMERICA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34680	27-1204330
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Primerica Parkway Duluth, Georgia 30099
(Address of Principal Executive Offices)

(770) 381-1000
(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01Regulation FD Disclosure.

Primerica, Inc. (“we” or the “Company”) is accelerating the timing of repurchases of our common stock under the previously announced $150 million share repurchase program for 2015. To date, the Company has repurchased nearly 2 million shares of common stock for an aggregate repurchase price of approximately $95 million, including pending trade settlements. Based on the current market price of our common stock, we intend to complete all repurchases under our current $150 million share repurchase program in the third quarter of 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2015	PRIMERICA, INC.

/s/ Alison S. Rand
Alison S. Rand
Executive Vice President and Chief Financial Officer

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